Note 3 - Investments	12 Months Ended
Dec. 31, 2023
Schedule of Investments [Abstract]
Investments
Note 3: Investments
At December 31, 2023 and 2022, the fair value of our non-current investments was $33.7 million and $24.0 million, respectively. Our non-current investments consist of marketable equity securities which are carried at fair value and our investment in Cascadia which was acquired as part of the acquisition of ATAC and accounted for under the equity method. We recognized $0.3 million in equity losses of Cascadia since the acquisition which is included in the line item “Other net expenses” in our Consolidated Statement of Operations and Comprehensive (Loss) Income. We acquired marketable equity securities having a cost basis of $9.0 million and $32.0 million in 2023 and 2022, respectively. During 2023, 2022 and 2021, we recognized $0.2 million, $5.6 million and $4.3 million in net unrealized losses, respectively, in current earnings.